Exhibit 3.246

Control No. K815977

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Drive
Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

QHG GEORGIA, LP

Domestic Limited Partnership

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 28th day of April, 1998 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

STATE OF GEORGIA 1776

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 31st day of October, 2011

Brian P. Kemp
Secretary of State

Certification Number: 7803800-1 Reference:
Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Secretary of State Corporations Division Suite 315, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER	: 9815977
	EFFECTIVE DATE	: 04/28/1998
	COUNTY	: GWINNETT
	REFERENCE	: 0045
	PRINT DATE	: 04/28/1998
	FORM NUMBER	: 327

PARANET CORPORATION SERVICES INC.

KATHY SLAYMAN

3761 VENTURE DRIVE, STE 260

DULUTH, GA 30096

CERTIFICATE OF LIMITED PARTNERSHIP FILING

I, Lewis A. Massey, the Secretary of State of the State of Georgia, do hereby certify under; the seal of my office that the domestic limited partnership

QHG GEORGIA, LP

A DOMESTIC LIMITED PARTNERSHIP

has filed, as of the effective date stated above, its Certificate of Limited Partnership with the Secretary of State and has paid all fees as required by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ Lewis A. Massey Lewis A. Massey Secretary of State

Certification#: 7803800-1 Page 1 of 6

ATTACHMENT TO

CERTIFICATE OF LIMITED PARTNERSHIP

GEORGIA LIMITED PARTNERSHIP

TRANSMITTAL FORM

FOR

QHG GEORGIA. LP

Item 5 - Name and Business Address of Sole General Partner

QHG Georgia Holdings, Inc.

3761 Venture Drive. Suite 260

Duluth, Georgia 30096

Certification#: 7803800-1 Page 2 of 6

CERTIFICATE OF LIMITED PARTNERSHIP

OF

QHG GEORGIA, LP

To the Secretary of State

State of Georgia

The undersigned general partner, pursuant to Section 14-9-201 of the Georgia Revised Uniform Limited Partnership Act, desiring to form a limited partnership under the laws of the State of Georgia, hereby certify that:

FIRST: The name of the limited partnership is QHG Georgia, LP

SECOND: The address of the registered office is 3761 Venture Drive, Suite 260, Duluth, Georgia 30096 and the name and address of the initial agent for service of process required to be maintained by Section 14-9-104 are Paranet Corporation Services, Inc., 3761 Venture Drive, Suite 260, Duluth, Georgia 30096.

THIRD: The name and business address of the sole general partner is:

NAME	BUSINESS ADDRESS

QHG Georgia Holdings, Inc.	3761 Venture Drive, Suite 260 Duluth, Georgia 30096

Certification#: 7803800-1 Page 3 of 6

FOURTH: The undersigned constitutes the sole general partner of the limited partnership named herein.

Executed on this 27th day of April 1998.

QHG GEORGIA HOLDINGS, INC., sole General Partner

By:

Title:	Assistant Secretary

Certification#: 7803800-1 Page 4 of 6